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                                                                    Exhibit 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

The Board of Directors
Taconic Technology Corp.



We consent to the use of our reports included on page F-102 herein and to the reference to our firm under the heading "Experts" in Amendment No. 3 to the Form S-4 Registration Statement filed by Avalon Cable LLC, Avalon Cable Holdings Finance, Inc., Avalon Cable of Michigan Holdings, Inc., Avalon Cable of Michigan, Inc.


/s/ KPMG LLP
Albany, New York
July 21, 1999